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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 29, 2001


                            LAS VEGAS GAMING, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


NEVADA                                       88-0392994
---------                                    ----------
(State or other jurisdiction of              (I.R.S. Employer
incorporation or organization)               Identification No.)

3261 S. Highland Avenue, Suite 613
Las Vegas, Nevada                            89109
----------------------------------           ----------
(Address of principal executive offices)     (Zip Code)

Registrants telephone number,
including area code:                         702-733-9703
                                             ------------
Commission File Number: 0-30375



--------------------------------             -----------
(Former name or former address,              (Zip Code)
if changed since last report.)




ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     None


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None

ITEM 5. OTHER EVENTS

     None

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

On August 29, 2001, the following director and officer resigned his position with the Company:

Director/Officer         Positions held        Date of Resignation
Kenneth Maul             Director              August 29, 2001
                         Secretary


Resignation of Kenneth Maul as Director and Secretary of the Company

The Registrant received the resignation of Mr. Kenneth Maul as a Director and Secretary on August 29, 2001. The Board accepted his resignation on August 31, 2001. There were no disagreements with the Registrant relating to the Registrant's policies, operations or practices. The Board of Directors has not appointed a replacement for the Director position, but appointed Mr. Gary Baldwin to succeed Mr. Maul as Secretary of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements
--------------------
     None

Exhibits
--------
     None

ITEM 8.  CHANGE IN FISCAL YEAR

     None


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                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LAS VEGAS GAMING, INC.


/s/ Russell R. Roth
-----------------------------------
Russ Roth, President

Date:         September 21, 2001







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